The Alger Retirement Fund

  SUPPLEMENT DATED FEBRUARY 23, 2001 TO THE PROSPECTUS DATED DECEMBER 4, 2000

The paragraph on page 8 of The Alger Retirement Fund's Prospectus under the heading "Portfolio Managers" is hereby amended to read as follows:

PORTFOLIO MANAGERS

David Alger, Seilai Khoo, Ron Tartaro, Bonnie Smithwick and Lisa Gregg are the individuals responsible for the day-to-day management of portfolio investments. Mr. Alger, a manager of all of the portfolios since their inceptions, has been employed by the Manager as Executive Vice President and Director of Research since 1971, and as President since 1995. Ms. Khoo, a co-manager of the Capital Appreciation Portfolio since 1995 and a co-manager of the Socially Responsible Growth Portfolio since its inception, has been employed by Alger Management since 1989, as a senior research analyst until 1995, as a Senior Vice President and portfolio manager since 1995, and as an Executive Vice President since December 2000. Mr. Tartaro, a co-manager of the MidCap Growth and Growth Portfolios since 1995 and a co-manager of the Balanced Portfolio since its inception, has been employed by Alger Management since 1990, as a senior research analyst until 1995, as a Senior Vice President and portfolio manager since 1995, and as an Executive Vice President since December 2000. Ms. Smithwick, a co-manager of the Small Cap Portfolio since June 2000, has been employed by the Manager as a portfolio manager since June 2000, prior to which she was a Senior Vice President and financial analyst for Bramwell Capital Management from 1996 to 2000, and Sales Director, Worldwide Security Services, for Citibank N.A. from 1993 to 1996. Ms. Gregg, a co-manager of the Balanced Portfolio since February 2001, has been employed by Alger Management since 1992, as a portfolio manager for convertible securities funds since 1992 and as a Senior Vice President since February 2001.